NOTE 4 - INCOME TAXES (Tables) (Quarterly) (Quarterly Report [Member])	6 Months Ended
Jun. 30, 2014
Quarterly Report [Member]
Income Taxes
	June 30, 2014	December 31, 2013	December 31, 2012
Deferred tax assets:	-	-	-
Net Operating tax carry-forwards	$22,608	$11,295	3,268
Gross deferred tax asset	22,608	11,295	3,268
Valuation allowance	-22,608	-11,295	-3,268
Net deferred tax assets	—	—	—